UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 2, 2006

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          □     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          □     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

As previously announced, Bernard A. Girod will retire as the Chief Executive Officer of Harman International Industries, Incorporated (the "Company"), effective December 31, 2006.  In connection with his retirement, on November 2, 2006, the Company's Board of Directors accelerated the vesting of all unvested options to purchase Company common stock held by Mr. Girod.  As of that date, Mr. Girod held unvested options to purchase 130,000 shares of Company common stock with a weighted average exercise price of $66.47 per share.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HARMAN INTERNATIONAL INDUSTRIES,
                                                        INCORPORATED

                                                        By:    /s/ Kevin L. Brown
                                                                  Kevin L. Brown
                                                                 Executive Vice-President and
                                                                 Chief Financial Officer

Date:  November 8, 2006